American Century Investment Services, Inc.

Statement of Financial Condition
December 31, 2025

2025
Assets
Cash and cash equivalents	$201,139,314
Deferred income taxes, net	31,640,441
Prepaid expenses	2,490,679
Deferred sales commission	199,729
Accounts receivable	106,627
Deposit with clearing broker	100,000
Property and equipment, net	32,978

Total assets	$235,709,768

Liabilities
Accounts payable and accrued expenses	81,157,548
Accrued compensation and benefits	52,574,269
Accrued underwriting and distribution fees	10,760,653
Affiliate income taxes payable	2,505,559
Income taxes payable, net	1,505,460
Affiliate payable	807,150

Total liabilities	149,310,639

Stockholder’s equity
Common stock, $1 par value - 30,000 shares authorized, 11,900 shares issued and outstanding	11,900
Additional paid-in capital	1,584,884
Retained earnings	84,802,345

Total stockholder's equity	86,399,129

Total liabilities and stockholder's equity	$235,709,768

See notes to financial statements.
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